EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Packaged Ice Inc. on Form S-8 of our report dated March 17, 2000 appearing in the Annual Report on Form 10-K of Packaged Ice, Inc. for the year ended December 31, 1999.

Houston, Texas
March 28, 2000

                                        /s/ DELOITTE & TOUCHE LLP
                                        -------------------------
                                            Deloitte & Touche LLP